UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 29, 2012

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place
Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders

(a)       The Deere & Company (“Company”) annual meeting of stockholders was held on February 29, 2012.

(b)       The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.             The following directors were elected for terms expiring at the annual meeting in 2013:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Crandall C. Bowles	268,481,024	3,970,716	851,094	64,836,837
Vance D. Coffman	270,496,285	1,935,810	870,739	64,836,837
Charles O. Holliday	271,158,513	1,262,944	881,377	64,836,837
Dipak C. Jain	270,814,121	1,351,688	1,137,025	64,836,837
Clayton M. Jones	270,447,647	1,983,661	871,526	64,836,837
Joachim Milberg	260,506,393	11,913,764	882,677	64,836,837
Richard B. Myers	268,258,926	4,178,834	865,074	64,836,837
Thomas H. Patrick	269,289,002	3,145,701	868,131	64,836,837
Sherry M. Smith	271,327,560	1,080,488	894,786	64,836,837

2.             A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company’s Named Executive Officers (“say on pay”) as described in the Compensation Discussion & Analysis (“CD&A”), tabular disclosures, and other narrative executive compensation disclosures in the January 13, 2012 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
261,874,331	6,639,573	4,788,930	64,836,837

3.             A Company proposal, requesting that stockholders approve the Deere & Company Nonemployee Director Stock Ownership Plan (“Plan”), proposed to succeed the 2002 Deere & Company Nonemployee Director Stock Ownership Plan, resulted in the following outcome:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
265,452,499	6,357,602	1,492,733	64,836,837

The Plan provides for annual awards to each nonemployee director of shares or units of Company common stock which will be subject to certain restrictions until the director’s retirement, death or disability.  The number of shares of common stock reserved for all awards under the Plan is 500,000.  No awards may be granted under the Plan after March 10, 2022.

4.             Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2012 fiscal year:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
333,509,022	3,624,213	1,006,436

(d)  At the Company’s annual meeting of stockholders in 2011, stockholders approved, on an advisory basis, to hold an annual advisory vote to approve executive compensation.  In keeping with the stockholders’ advisory vote, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Gregory R. Noe
Gregory R. Noe, Secretary

Dated: March 2, 2012